UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2023

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Reinsurance Group of America, Incorporated (the “Company”) held its Annual Meeting of Shareholders on May 24, 2023 (the “Annual Meeting”). The number of shares of common stock of the Company represented at the Annual Meeting, in person or by proxy, was 60,550,753 shares, or approximately 91% of the outstanding voting shares of the Company.

At the Annual Meeting, the Company’s shareholders were asked to vote on the election of eleven directors and the three other proposals described below, and the votes were cast as follows:

1.	Election of the following directors for terms expiring in 2024 or until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Pina Albo	57,067,418	1,136,430	39,022	2,307,883
Tony Cheng	57,465,122	753,358	24,390	2,307,883
John J. Gauthier	57,970,109	246,834	25,927	2,307,883
Patricia L. Guinn	57,958,504	259,033	25,333	2,307,883
Anna Manning	58,124,374	94,710	23,786	2,307,883
Hazel M. McNeilage	56,827,974	1,389,469	25,427	2,307,883
George Nichols III	57,072,404	1,122,098	48,368	2,307,883
Stephen O’Hearn	57,876,119	340,991	25,760	2,307,883
Shundrawn Thomas	56,794,059	1,417,410	31,401	2,307,883
Khanh T. Tran	57,999,874	217,100	25,896	2,307,883
Steven C. Van Wyk	57,966,825	250,111	25,934	2,307,883

2.	Advisory vote on the frequency of the shareholders’ vote to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
56,726,574	137,339	1,331,475	47,482	2,307,883

The Company’s Board of Directors has decided, consistent with its recommendation and the vote of shareholders, to hold the advisory vote on executive compensation on an annual basis until the 2029 Annual Meeting of Shareholders, which will be the next required vote on the frequency of the shareholder vote on the compensation of named executive officers, although an earlier vote may be held at the discretion of the Board of Directors.

3.	Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Withheld	Broker Non-Votes
55,278,726	2,904,259	59,885	2,307,883

4.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023:

For	Against	Withheld	Broker Non-Votes
58,460,659	2,060,064	30,030	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 24, 2023	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer